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                                                                   EXHIBIT 10.12

                       SECURITY AGREEMENT ACKNOWLEDGMENT

         This Security Agreement Acknowledgment (this "Acknowledgment") is made and entered into as of the 22nd day of June, 2006, by the POKAGON GAMING AUTHORITY ("DEBTOR"), a wholly owned unincorporated instrumentality of the Pokagon Band of Potawatomi Indians, a federally recognized Indian Tribe (the "BAND"), and Great Lakes Gaming of Michigan, LLC ("SECURED PARTY").

                                    RECITALS

         WHEREAS, the Band executed and delivered that certain First Amended and Restated Security Agreement in favor of Secured Party dated as of January 25, 2006 (the "SECURITY AGREEMENT"), pursuant to which the Band granted Secured Party a security interest in the Collateral referred to therein, comprising all goods, furniture, furnishings and equipment required for or related to the operation of the Enterprise referred to therein;

         WHEREAS, pursuant to the Pokagon Gaming Authority Ordinance adopted by the Band (the "ORDINANCE"), the Band created Debtor for the purposes of conducting the Gaming Business (as defined in the Ordinance) which encompasses the Enterprise, and, in connection therewith, all Gaming Assets and Gaming Business Tribal Rights (each as defined in the Ordinance) were assigned and allocated to Debtor;

         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of May 25,2006, by and among the Band, Debtor, Secured Party, Lakes Entertainment, Inc., Lakes Gaming and Resorts, LLC, Pokagon Properties, LLC, and Filbert Land Development, LLC (the "ASSIGNMENT AND ASSUMPTION AGREEMENT"), Debtor has assumed all obligations of the Band under and has become bound as a new debtor by the Security Agreement;

          WHEREAS, Section 15 of the Assignment and Assumption Agreement provides that the parties thereto will execute and deliver such additional documents and take such additional actions as may be reasonably requested by a party for the purpose of implementing or effectuating the provisions of the Assignment and Assumption Agreement, and Secured Party has requested that this Acknowledgment be so executed and delivered;

         WHEREAS, contemporaneously herewith, Debtor is entering into an equipment financing facility pursuant to a Loan Agreement by and among Debtor, Wells Fargo Bank Northwest, National Association ("WF"), and other parties named therein, for which Banc of America Leasing & Capital, LLC is Arranger and Administrative Agent (the indebtedness incurred by Debtor pursuant to which being herein referred to as the "FF&E FINANCING"), the collateral for which, granted pursuant to a Security Agreement dated as of June 22, 2006, by and between Debtor and WF (the "FF&E Security Agreement"), will consist of furniture, furnishings and equipment purchased with the



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proceeds of such FF&E Financing and all other collateral described in the FF&E
Security Agreement (such collateral being referred to herein as the "FF&E COLLATERAL"); and

         WHEREAS, Debtor has requested that Secured Party not claim a security interest in the FF&E Collateral until such time as the FF&E Financing shall have been paid in full or otherwise discharged or defeased or the FF&E Collateral shall no longer secure the FF&E Financing;

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Acknowledgment. Debtor confirms each acknowledgment and agreement set forth in Section 5 of the Assignment and Assumption Agreement. Without limiting the generality of the foregoing, Debtor hereby confirms (i) that the Security Agreement is binding upon Debtor as the Debtor thereunder, as if Debtor had originally been a party thereto, (ii) that the Secured Obligations (as defined in the Security Agreement) include both the obligations assumed by the Debtor pursuant to the Assignment and Assumption Agreement and such obligations as remain obligations of the Band in accordance with the provisions of the Assignment and Assumption Agreement, and (iii) that the Tribal Commercial Code and the Tribal UCC, as referenced in the Security Agreement, shall be deemed to refer to the secured transactions code adopted by the Band and applicable to Debtor as an instrumentality of the Band. Debtor further makes and confirms, as of the date hereof, all representations and warranties of the Debtor set forth in the Security Agreement. Debtor's notice addresses shall be the same as those originally provided in the Security Agreement with respect to the Band.

         2. FF&E Collateral. Secured Party hereby agrees that, notwithstanding anything in the Security Agreement or any other document, agreement or instrument to the contrary, no security interest granted by Debtor to Secured Party shall attach to the FF&E Collateral unless and until (i) the FF&E Financing (and any renewal, refunding, replacement or refinancing thereof) shall be paid in full or otherwise discharged or defeased, or (ii) with respect to any item of FF&E Collateral, such item otherwise shall be released and no longer constitute FF&E Collateral.

         3. Counterparts. This Acknowledgment may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment to be duly executed and delivered under seal by their respective duly authorized officers as of the date first above written.

                                 DEBTOR:

                                 POKAGON GAMING AUTHORITY


                                 By: /s/ John Miller
                                    --------------------------------------------
                                 Name: John Miller
                                    --------------------------------------------
                                 Title: President/CEO
                                    --------------------------------------------




                                 SECURED PARTY:

                                 GREAT LAKES GAMING OF MICHIGAN, LLC


                                 By: /s/ Timothy J. Cope
                                    --------------------------------------------
                                 Name: Timothy J. Cope
                                    --------------------------------------------
                                 Title: President and Chief Financial Officer
                                    --------------------------------------------




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